Exhibit 10.2
FLUIDIGM CORPORATION
1999 STOCK OPTION PLAN
(as amended April 24, 2007, January 29, 2008)
     1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.
     2. Definitions. As used herein, the following definitions shall apply:
          (a) “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.
          (b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.
          (c) “Board” means the Board of Directors of the Company.
          (d) “Code” means the Internal Revenue Code of 1986, as amended.
          (e) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 hereof.
          (f) “Common Stock” means the Common Stock of the Company.
          (g) “Company” means Fluidigm Corporation, a Delaware corporation.
          (h) “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.
          (i) “Director” means a member of the Board of Directors of the Company.
          (j) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.
          (k) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.
          (l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (m) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or
               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.
          (n) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
          (o) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
          (p) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
          (q) “Option” means a stock option granted pursuant to the Plan.
          (r) “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
          (s) “Option Exchange Program” means a program whereby outstanding Options are exchanged for Options with a lower exercise price.
          (t) “Optioned Stock” means the Common Stock subject to an Option.
          (u) “Optionee” means the holder of an outstanding Option granted under the Plan.

          (v) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
          (w) “Plan” means this 1999 Stock Option Plan.
          (x) “Service Provider” means an Employee, Director or Consultant.
          (y) “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 below.
          (z) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 12,800,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.
     If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.
     4. Administration of the Plan.
          (a) Administrator. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.
          (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:
               (i) to determine the Fair Market Value;
               (ii) to select the Service Providers to whom Options may from time to time be granted hereunder;
               (iii) to determine the number of Shares to be covered by each such award granted hereunder;
               (iv) to approve forms of agreement for use under the Plan;
               (v) to determine the terms and conditions, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
               (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;
               (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;
               (viii) to initiate an Option Exchange Program;
               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
               (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and
               (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.
          (c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.
     5. Eligibility.
          (a) Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
          (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause.
     6. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.
     7. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.
     8. Option Exercise Price and Consideration.
          (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:
               (i) In the case of an Incentive Stock Option
                    (1) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.
                    (2) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares, provided such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised and provided further that accepting such Shares will not result in adverse accounting consequences to the Company, as determined by the Administrator in its sole discretion, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.
     9. Exercise of Option.
          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.
     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.
     Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
          (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
          (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
          (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
          (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.
     10. Non-Transferability of Options. The Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.
     11. Adjustments Upon Changes in Capitalization, Merger or Asset Sale.
          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or other change in the corporate structure of the Company affecting the Shares that the Administrator determines is necessary to prevent diminution or enlargement of benefits or potential benefits intended to be made available under the Plan. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.
          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.
          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for an Option (or portion thereof), the Optionee shall fully vest in and have the right to exercise the Option (or portion thereof) that is not assumed or substituted for as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option is not assumed or substituted for in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.
     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option is so granted within a reasonable time after the date of such grant.
     13. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.
          (b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.
     14. Conditions Upon Issuance of Shares.
          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.
          (b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
     15. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     16. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
     17. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

APPENDIX A
FLUIDIGM CORPORATION
1999 STOCK OPTION PLAN
Additional Terms and Conditions for Options received by Employees Resident in the Netherlands
     The additional terms and conditions detailed below are to be read in conjunction with the Plan and the Option Agreement relating to Options granted to Employees resident in the Netherlands. Any terms and provisions not specifically defined below for Employees subject to the laws of the Netherlands will have the same meaning as defined in the Plan and the applicable Option Agreement.
     1. Definitions. Notwithstanding the provisions of the Plan, the following definitions shall apply for Options granted to Employees resident in the Netherlands.
          (a) Acknowledgement Date. “Acknowledgement Date” means the date upon which an Option Agreement is signed and returned to the Company (or the Employee’s employer if so designated by the Company) by the Employee.
          (c) Employee. “Employee” means any person permanently employed by the Company or any Parent or Subsidiary of the Company based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements and provisions of the applicable Dutch laws, including the provisions of the Dutch Civil Code (Burgerlijk Wetboek). The term “Employee”, however, shall not include an individual who, either by himself or through his Relative or through a corporate entity, holds, directly or indirectly, 5% or more of the equity of the Company.
          (d) Relative. “Relative” means immediate relative, namely one’s spouse, parent, parent of spouse, brother, sister, brother of spouse, sister of spouse or child of the person or spouse.
     2. Eligibility. Notwithstanding the provisions of the Plan, Options granted to residents of the Netherlands may only be granted to Employees who, either by themselves or through a corporate entity or through his Relative, do not hold, directly or indirectly, 5% or more of the equity of the Company. Consultants resident in the Netherlands shall not be eligible to receive Options.
     Options may be granted to Employees in accordance with the terms of the Plan and this Appendix A to the Plan as the Administrator deems appropriate. In determining which Employees may be granted Options, the Administrator will take into account whether will provide additional incentive to Employees and whether such Options will promote the success of the Company’s business.
     3. Dutch Taxes. Notwithstanding the provisions of the Plan and pursuant to Section 4(b)(ix) of this Plan, the following shall apply for residents in the Netherlands
          (a) All tax and social security consequences and obligations regarding any other compulsory payments arising from the grant, possesion or exercise of any Options, from the payment for, or the subsequent possesion or disposition of or from any other event or act of the Company (or the Employee’s employer) or the Employee hereunder, shall be borne solely by the Employee, and the Employee shall indemnify the Company (or the Employee’s employer) and hold it harmless against and from any and all liability for any such tax or social security payment, or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax or social security payment from any payment made to the Employee.
          (b) The Company (or the Employee’s employer) is at any time entitled to withhold from wages payable to the Employee any tax and social security amounts due with respect to the grant or exercise of any Options.
          (c) On the Acknowledgement Date, the Employee may deliver to the Company a signed written notice in accordance with Article 10(a)(3) of the Dutch Wage Tax Act 1964 (Wet op de Loonbelasting 1964) (hereafter: the “Written Notice”) with respect to the Options. The Written Notice will indicate that Dutch withholding tax will be due upon exercise of the Options. If no such Written Notice has been received by the Company on the Acknowledgement Date, any withholding tax will automatically be due upon vesting of the Options.
The Company shall immediately send the Written Notice to the competent Dutch tax authorities. Notwithstanding the provisions under Section 9 of the Plan, if a Written Notice has been received by the Company on the Acknowledgement Date, the Options granted under Appendix A will not be exercisable until the competent Dutch tax authorities has received the Written Notice.
     4. Merger or Asset Sale. Notwithstanding the provisions of Section 11(c), if the successor corporation (or any parent or subsidiary thereof) intends to assume or substitute each outstanding Option in a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company and the rules and regulations governing Options granted to Employees in the Netherlands (the “Netherlands Options”) do not permit assumption or substitution of the Netherlands Options in the same manner as other Options, then the Administrator, in its discretion, may provide for the termination of the Netherlands Options upon the consummation of the transaction or provide for the assumption or substitution of the Netherlands Options in a different manner than the assumption or substitution of other Options.

APPENDIX B
FLUIDIGM CORPORATION
1999 STOCK OPTION PLAN
(Added April 24, 2007)
Additional Terms and Conditions for Options received by Employees Resident in France
     The additional terms and conditions detailed below are to be read in conjunction with the Plan and the Option Agreement relating to Options granted to Employees resident in France. Any terms and provisions not specifically defined below for Employees subject to the laws of France will have the same meaning as defined in the Plan and the applicable Option Agreement.
     In order to promote compliance of the Plan with the principles set out by the French tax authorities in their regulations 4 N 2431 dated August 30, 1997, in furtherance of Article 80 bis III of the French Code Général des Impôts, any Option granted under the Plan to residents of France will be subject to the conditions stated below.
     As a matter of principle, any provision included in the Plan, the Option Agreement or any other document evidencing the terms and conditions of an Option that would contravene any substantive principle set out in Articles L.225-177 to L.225-186 of the French Code de Commerce shall not be applicable to Optionees who are residents of France.
     1. Definitions. Notwithstanding the provisions of the Plan, the following definitions shall apply for Options granted to Employees resident in France.
          (a) Applicable Laws. “Applicable Laws” means the legal requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and French corporate, securities, labor and tax laws.
          (b) Employee. “Employee” means (i) any person employed by the Company or a branch of the Company or a Subsidiary in a salaried position within the meaning Applicable Laws, who does not own more than ten percent (10%) of the voting power of all classes of stock of the Company, or any Parent or Subsidiary, and who is a resident of the Republic of France or (ii) any person employed by the Company or a branch of the Company or a Subsidiary who is a resident of the Republic of France for tax purposes or who performs his or her duties in France and is subject to French income social security contributions on his or her remuneration.
          (c) Fair Market Value. “Fair Market Value” means, as of any date, the dollar value of Common Stock determined as follows:
               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market or the Nasdaq

Global Select Market of the Nasdaq Stock Market, its Fair Market Value will be the average quotation price for the last twenty (20) days preceding the date of determination for such Common Stock (or the average closing bid for such twenty (20) day period, if no sales were reported) as quoted on such exchange or system and reported in The Wall Street Journal or such other source as the Administrator deems reliable;
               (ii) If the Common Stock is quoted on the Nasdaq Stock market (but not on the Nasdaq Global Market or Nasdaq Global Select Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the last twenty (20) days preceding the date of determination; or
               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.
          (d) Subsidiary. “Subsidiary” means any participating subsidiary of the Company located in the Republic of France and that falls within the definition of “subsidiary” within the meaning of Section L. 225-180 paragraph 1 of the French commercial code.
          (e) Termination. “Termination” means if the Optionee is an Employee, the last day of any statutory or contractual notice period whether worked or not (provided, only the employer, and not the Optionee, may decide whether the Optionee works during the notice period) and irrespective of whether the termination of the employment agreement is due to resignation or dismissal of the Employee for any reason whatsoever; if the Optionee is a corporate officer as defined in Section 2 of this Appendix B, Termination means the date on which he or she effectively leaves his or her position as a corporate officer for any reason whatsoever.
     2. Eligibility. Options granted pursuant to this Appendix B may be granted only to Employees, the Président du conseil d’administration, the membres du directoire, the Directeur général, the directeurs généraux délégués, the Gérant of a company with capital divided by shares; provided, however, that the administrateurs and the membres du conseil de surveillance who are also Employees of the Subsidiary in accordance with a valid employment agreement pursuant to Applicable Laws may be granted Options hereunder. For the purpose of this Appendix B, when applicable, the rules set forth for an Employee will be applicable to the aforementioned corporate officers.
     3. Stock Subject to the Plan. The total number of Options outstanding which may be exercised for newly issued Shares may at no time exceed that number equal to one-third (1/3rd) of the Company’s voting stock, whether preferred stock of the Company or Common Stock. If any Optioned Stock is to consist of reacquired Shares, such Optioned Stock must be purchased by the Company, in the limit of ten percent (10%) of its share capital, prior to the date of the grant of the corresponding new Option and must be reserved and set aside for such purposes. In addition, the new Option must be granted within one (1) year of the acquisition of the Shares underlying such new Option.
     4. Limitations Upon Granting of Options.

          (a) Declaration of Dividend; Capital Increase. To the extent applicable to the Company, Options cannot be granted during the twenty (20) trading days from (i) the date the Common Stock is trading on an ex-dividend basis or (ii) a capital increase.
          (b) Non-Public Information. To the extent applicable to the Company, the Company will not grant Options during the closed periods required under Section L 225-177 of the French Commercial Code. As a result, notwithstanding any other provision of the Plan, Options cannot be granted:
               (i) during the ten (10) trading days preceding and following the date on which the consolidated accounts, or, if unavailable, the annual accounts, are made public;
               (ii) during the period between the date on which the Company’s governing bodies (i.e., the Board) become aware of information which, if made public, could have a material impact on the price of the Shares, and the date ten (10) trading days after such information is made public.
          (c) Right to Employment. Neither the Plan nor any Option will confer upon any Optionee any right with respect to continuing the Optionee’s employment relationship with the Company or any Subsidiary.
     5. Exercise Price. The exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator upon the date of grant of the Option and stated in the Option Agreement, but in no event will be less than the higher of (i) eighty percent (80%) of (A) the Fair Market Value on the date the Option is granted, or (B) if applicable, the average purchase price paid by the Company for such Shares, or (ii) the exercise price as determined under Section 8(a) of the Plan. The exercise price cannot be modified while an Option is outstanding, except as required by Applicable Laws.
     6. Term of Option. The term of each Option will be as stated in the Option Agreement; provided, however, that the maximum term of an Option will not exceed ten (10) years from the date of grant of the Option.
     7. Exercise of Option; Restriction on Sale.
          (a) Except as otherwise explicitly set forth in the Option Agreement, Options granted hereunder may be not be exercised within one (1) year of the date the Option is granted (the “Initial Exercise Date”) whether or not the Option has vested prior to such time; provided, however, that the Initial Exercise Date will be automatically adjusted to conform with any changes under Applicable Laws so that the length of time from the date of grant to the Initial Exercise Date when added to the length of time in which Shares may not be disposed of after the Initial Exercise Date as provided in Section 7(b) below, will allow for favorable tax and social security treatment under Applicable Laws. Thereafter, Options may be exercised to the extent they have vested.
An Option will be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option,

and (ii) full payment for the Shares with respect to which the Option is exercised together with any applicable withholding taxes and social security contributions. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan and to the extent permitted by Applicable Law.
          (b) The Shares subject to an Option may not be transferred, assigned or hypothecated in any manner otherwise than by will or by the laws of descent or distribution before the date three (3) years from the Initial Exercise Date, except for any events provided for in Article 91 ter of Annex II to the French tax code; provided, however, that the duration of this restriction on sale will be automatically adjusted to conform with any changes to the holding period required for favorable tax and social security treatment under Applicable Laws to the extent permitted under Applicable Laws.
          (c) Termination of Employment Relationship. Upon Termination of an Optionee’s status as an Employee (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option within such period of time as specified in the Option Agreement, and only to the extent that the Optionee was entitled to exercise it at the date of Termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of Termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option will revert to the Plan. If, after Termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
          (d) Disability of Optionee. Upon Termination of an Optionee’s status as an Employee terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option at any time within such period of time as specified in the Option Agreement, but only to the extent that the Optionee was entitled to exercise it at the date of such Termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of Termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option will revert to the Plan. If, after Termination, the Optionee does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
          (e) Death of Optionee. In the event of the death of an Optionee while an Employee, the Option may be exercised at any time within six (6) months following the date of death by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire

Option, the Shares covered by the unexercisable portion of the Option will revert to the Plan. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will immediately revert to the Plan.
     8. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.
     9. Changes in Capitalization. If any adjustment provided for in Section 11(a) of the Plan to the exercise price and the number of shares of Common Stock covered by outstanding Options would violate Applicable Laws in such a way to jeopardize the favorable tax and social security treatment of this Plan together with this Appendix B and the Options granted thereunder, then no such adjustment will be made prior to the exercise of any such outstanding Option.
     10. Information Statements to Optionees. The Company or its Subsidiary, as required under Applicable Laws, will provide to each Optionee, with copies to the appropriate governmental entities, such statements of information as required by the Applicable Laws.
     11. Reporting to the Stockholders’ Meeting. The Subsidiary of the Company, if required under Applicable Laws, will provide its stockholders with an annual report with respect to Options granted and/or exercised by its Employees in the financial year.